UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2018

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

The information contained in Item 7.01 Regulation FD Disclosure in this combined Form 8-K is separately furnished, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G) and PSEG Power LLC (Power). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G and Power each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 7.01	Regulation FD Disclosure

In December 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted, which made significant changes to U.S. tax law. In particular, under the Act, the statutory U.S. corporate income tax rate will decrease from a maximum of 35% to 21% and certain changes were made to bonus depreciation rules. The rate reduction took effect on January 1, 2018.

For the year ended December 31, 2017, PSEG will be required to assess the impact of Financial Accounting Standards Board Accounting Standards Codification 740, Income Taxes, which requires that the effect on deferred tax assets and liabilities of a change in tax rates be recognized in the period the tax rate change was enacted. PSEG, based on currently available information, expects the enacted reduction in the statutory U.S. corporate income tax rate, as well as other aspects of the Act, will have the following material impacts on its consolidated financial statements for the year ended December 31, 2017:

•	PSEG expects to record a one-time, non-cash earnings benefit in the range of $660 million to $850 million.

•	Approximately $530 million to $650 million of this non-cash earnings benefit is expected to relate to the impact of the Act on Power.

•	Approximately $130 million to $180 million of this non-cash earnings benefit is expected to relate to the impact of the Act on the accounting for the leveraged lease portfolio managed by PSEG Energy Holdings, L.L.C.

•	PSE&G expects to have excess deferred taxes in the range of $1.8 billion to $2.2 billion. PSE&G records the revenue impact of excess deferred taxes as regulatory liabilities where it is probable that refunds will be made to customers in future rates. However, the amount and timing of any such refund cannot be determined at this time.

Beginning in 2018, PSEG, on a consolidated basis, will incur lower income tax expense resulting in a decrease in its projected effective income tax rate. This is also expected to increase PSEG’s and Power’s net income. Power’s operating cash flows will reflect the full expensing of capital investments for income tax purposes. PSEG and Power expect that the interest on their debt will continue to be fully tax deductible albeit at a lower tax rate. For PSE&G, the Act is expected to lead to lower customer rates over time due to lower income tax expense recoveries and the refund of deferred income tax regulatory liabilities, partially offset by the impacts of higher rate base. The impact of the lower federal income tax rate on PSE&G will be reflected in PSE&G’s upcoming distribution base rate case filing and its Transmission formula rate filings. The Act is generally expected to result in lower operating cash flows for PSE&G resulting from the elimination of bonus depreciation, partially offset by higher revenues due to the higher rate base. The full impact of these and other provisions of the Act cannot be determined at this time.

The impact of the Act may differ from these estimates, possibly materially, due to, among other things, changes in interpretations and assumptions PSEG has made, guidance that may be issued and actions PSEG may take as a result of the Act. PSEG will continue to assess the expected impacts of the Act and will include its estimated impacts and additional details in its Annual Report on Form 10-K for the year ended December 31, 2017.

Forward-Looking Statements

The statements contained in this Form 8-K that are not purely historical are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in PSEG’s Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on its website: http://investor.pseg.com. All of the forward-looking statements made in this Form 8-K are qualified by these cautionary statements and PSEG cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, PSEG or its business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this Form 8-K apply only as of the date hereof. While PSEG may elect to update forward-looking statements from time to time, it specifically disclaims any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK
Vice President and Controller
(Principal Accounting Officer)

Date: January 11, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK
Vice President and Controller
(Principal Accounting Officer)

Date: January 11, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK
Vice President and Controller
(Principal Accounting Officer)

Date: January 11, 2018